THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES ACTS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR ANY APPLICABLE STATE SECURITIES ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO SUNRISE MINING CORPORATION. THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

Principle Amount
$200,000 (U.S.)
Sunrise Mining Corporation

CONVERTIBLE PROMISSORY NOTE

Date of Note October 22, 2007

1.    Payment of Principal.  Sunrise Mining Corporation, a corporation organized and registered under the laws of the State of Nevada (the "Company"), for value received, hereby promises to pay to the order of Xuguang Sun, or the registered holder of this Note, if different, the Principal Amount of $200,000 (U.S.) on demand.  This Note bears interest at eight percent (8%) per annum, and this Note payable upon demand or upon the conversion of this Note as provided herein.

2.    Conversion.  The principal amount and accrued interest of this Note may be converted into the Common Stock of the Company at any time at the option of the holder of this Note, upon written notice to the Company, at the rate of $0.10 (U.S.) per share, subject to adjustment in the event of stock-splits, stock dividends, reorganizations, or other similar events to prevent dilution. Upon conversion, any fractional shares otherwise issuable upon conversion shall be paid in cash by the Company.  The Common Stock issuable upon conversion shall be entitled to piggy-back registration rights in the event that the Company files a registration statement under the Securities Act of 1933.

3.    Transfer. This Note will be transferable only upon the surrender of this Note for registration of transfer, the delivery of such other documents and information as the Company may reasonably require from the transferor and/or transferee, and compliance with applicable federal and state securities laws.

4.    Governing Law.  This Note will be governed by, and construed in accordance with, the laws of the State of California, but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required.

5.    Reports to Note Holders.  The Company will regularly mail to the registered holder of this Note copies of its annual report to shareholders containing its certified financial statements, and other financial reports that the Company provides to its shareholders.

6.    Notices.  All notices, demands or other writings in this Note provided to be given or made or sent shall be deemed to have been fully given or made or sent when made in writing and deposited in the United States mail, registered and postage prepaid, and addressed to the Company at 1108 West Valley Blvd, STE 6-399, California, 91803 and to the registered holder of this Note at its registered address.

7.    Time of the Essence.  Time is of the essence of each part of this Note.

8.    Validity.  Should any portion of this Note be declared invalid and unenforceable by a duly authorized entity, then such portion shall be severable from this Note and shall not affect the remainder thereof.

9.    Survival of Rights.  This Note shall be binding upon and shall inure to the benefit of the Company, the registered holder hereof and their respective heirs, legatees, legal representatives, successors and assigns.

10.    Entire Agreement.  There are no verbal understandings between the Company and the registered holder of this Note.  This Note shall not be changed, modified or altered unless the changes, modifications or alterations are in writing and executed and agreed to by the Company and the registered holder of this Note.

11.    Waiver.  No waiver by the registered holder hereof of any payment or other right under this Note or any related agreement or documentation shall operate as a waiver of any other payment or right.

12.    Captions.  The captions appearing in this Note are for convenience only, and are not a part of this Note and do not, in any way, limit or amplify the terms and provisions of this Agreement.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal on the 22nd day of October 2007.

Sunrise Mining Corporation

By:	/s/ Xuguang Sun
Xuguang Sun, Chief Executive Officer and President

ASSIGNMENT

FOR VALUE RECEIVED, ________________________________ (SSN or FEIN:  __________________) hereby sell, assign and transfer unto ________________ __________________________ whose address is ____________________________________ ______________________________ and whose SSN or FEIN is ___________________ this Note and do hereby irrevocably constitute and appoint Sunrise Mining Corporation. (the “Company”) to transfer said Note on the books of the Company, with full power of substitution in the premises.

DATED ______________________, 200___.

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SIGNATURE GUARANTEE:

___________________________________

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NOTICE:
Signature guarantee must be made by a national bank, registered broker-dealer, Stamp or other approved signature guarantee program acceptable to the Securities and Exchange Commission, the Securities Transfer Association and the transfer agent of the Company.